UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2018
TRUPANION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36537	83-0480694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 4th Avenue S, Suite 200
Seattle, Washington 98108
(Address of principal executive offices, including zip code)
(855) 727 - 9079
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 5, 2018, the board of directors (the "Board") of Trupanion, Inc. (the "Company") appointed Jacqueline Davidson to the Board as a Class I director, effective immediately. Ms. Davidson was also appointed as a member of the Audit Committee of the Board. There is no arrangement or understanding with any person pursuant to which Ms. Davidson was appointed as a member of the Board. There are also no family relationships between Ms. Davidson and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Company entered into its standard form of indemnification agreement with Ms. Davidson. A form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-196814), originally filed with the Securities and Exchange Commission on June 16, 2014, as amended. Ms. Davidson will participate in the Company’s Compensation Program for Non-Employee Directors. The form of the Company’s Compensation Program for Non-Employee Directors was previously filed by the Company as Exhibit 10.1 to Form 8-K (File No. 001-36537), originally filed with the Securities and Exchange Commission on February 8, 2018.
On September 7, 2018, the Company announced that Ian Moffat has transitioned from his current role as Chief Operating Officer to head the Company’s strategic initiative focusing on the impact pet food has on a pet’s health. As a result, Mr. Moffat’s duties and responsibilities as Chief Operating Officer will be transitioned to existing Company leaders, effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release issued by Trupanion, Inc. dated September 7, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUPANION, INC.

By:	/s/ Tricia Plouf
Name: Tricia Plouf
Title: Chief Financial Officer
Date: September 7, 2018